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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): February 13, 2006

                                 CEREPLAST, INC.
               (Exact Name of Registrant as Specified in Charter)

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            NEVADA                       333-126378               91-2154289
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(State or other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
Incorporation or Organization)                               Identification No.)
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                       3421-3433 West El Segundo Boulevard
                           Hawthorne, California 90250
               (Address of principal executive offices) (Zip Code)

                                 (212) 355-1547
              (Registrant's telephone number, including area code)

                                   Copies to:
                             Gregory Sichenzia, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 3.02     UNREGISTERED SALES OF EQUITY SECURITIES

October 2005 Private Placement
------------------------------

      In October 2005, we commenced a private placement of up 4,000,000 unregistered shares of its common stock at a price of five cents ($0.05) per share. The private placement was terminated by the Company on November 12, 2005. In connection with this private placement, the Company issued 2,900,000 shares of common stock to 21 accredited investors in consideration for $145,500 in gross proceeds (approximately $138,950 in net proceeds) from this offering. The shares of common stock were offered and sold to the investors in private placement transactions made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated thereunder. Each of the investors are accredited investors as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.

December 2005 Private Placement
-------------------------------

      In December 2005, the Company closed a private placement pursuant to which it sold 10,073,000 unregistered shares of common stock to 16 accredited investors in consideration for $1,007,300 in gross proceeds (approximately $937,000 in net proceeds). The shares of common stock were offered and sold to the investors in private placement transactions made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated thereunder. Each of the investors are accredited investors as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.

January 2006 Private Placement
------------------------------

      On January 15, 2006, the Company commenced a private placement which closed on February 14, 2006. The Company sold 10,330,000 unregistered shares of its common stock at a price of $0.125 per share to 40 accredited investors for gross proceeds in the amount of $1,291,250 (approximately $1,275,000 in net proceeds). The shares of common stock were offered and sold to the investors in private placement transactions made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated thereunder. Each of the investors are accredited investors as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.

Periodic Equity Investment Agreement
------------------------------------

      On February 13 2006, we entered into a Periodic Equity Investment Agreement with Cumorah Capital, Inc. ("Cumorah"). Pursuant to the Periodic Equity Investment Agreement, we may, at our discretion, periodically sell to Cumorah shares of common stock for a total purchase price of up to $10,000,000. For each share of common stock purchased under the Periodic Equity Investment Agreement, Cumorah will pay 90% of the lowest closing bid price of the common stock during the five consecutive trading days immediately following the notice date.

      Cumorah is restricted from owing in excess of 4.9% of our outstanding common stock. In the event that Cumorah is unable to sell shares of common stock that it acquires under the Periodic Equity Investment Agreement and its ownership equals 4.9% of the our outstanding, then we will not be able to draw down money under the Periodic Equity Investment Agreement. As a result, Cumorah is purchasing shares under the Periodic Equity Investment Agreement with an intent to sell or distribute its shares to the public. Upon the execution of the Periodic Equity Investment Agreement, we issued to Cumorah 5,000,000 unregistered shares of our common stock.

      The unregistered shares are issued to Cumorah at the same price than the January 2006 Private Placement . As a result, the lower the stock price around the time Cumorah is issued shares, the greater chance that it receives more shares. This could result in substantial dilution to the interests of other holders of common stock.

      To the extent Cumorah sells its common stock, the common stock price may decrease due to the additional shares in the market. This could allow Cumorah to sell greater amounts of common stock, the sales of which would further depress the stock price. Further, Cumorah may sell shares during the pricing period which is the five consecutive trading days immediately following the notice date. The purchase price that Cumorah will pay is determined during the pricing period. As a result, Cumorah may sell shares during the pricing period, which may cause the market price to decrease and, in turn, additional shares to be issued to Cumorah due to a decreased purchase price. However the Company has no obligation to sell shares

      The significant downward pressure on the price of the common stock as Cumorah sells material amounts of common stocks could encourage short sales by others. This could place further downward pressure on the price of the common stock.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)   Financial statements of business acquired.

Not applicable

(b)   Pro forma financial information.

Not applicable


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(c)   Index of Exhibits.

Exhibit
Number      Description
------      -----------

4.1 Periodic Equity Investment Agreement dated February 13, 2006 by and between the Company and Cumorah Capital, Inc. (1)

4.2 Registration Rights Agreement dated February 13, 2006 by and between the Company and Cumorah Capital, Inc. (1)

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(1)   Incorporated by reference to the Form SB-2 Registration Statement filed with the Securities and Exchange Commission on February 14, 2006


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                CEREPLAST, INC.



                                        By: /s/ Frederic Scheer
                                            ------------------------------------
                                        Name:   Frederic Scheer
                                        Title:  Chief Executive Officer

Date: February 15, 2006


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